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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2006

                          SYNOVA HEALTHCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-51492                  91-1951171
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


              1400 N. Providence Road, Suite 6010, Media, PA 19063
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 565-7080

          _____________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 16, 2006, Synova Healthcare Group, Inc. (the "Company") and the investors (the "Regulation D Investors") who purchased units in the Regulation D portion of the Company's unit offering (the "Unit Offering") commenced in January 2006 have agreed to amend the terms of the Securities Purchase Agreement dated January 19, 2006 by and among the Company and the Regulation D Investors in accordance with the terms thereof. The units in this Unit Offering were originally sold at a price of $50,000 per unit and consisted of 25,000 shares of the Company's common stock, $.001 par value per share (the "Common Stock"), and a warrant (the "Warrant") to purchase 12,500 shares of Common Stock exercisable at $3.00 per share.

         The amendments decrease the effective purchase price and the price at which anti-dilution rights are triggered pursuant to the terms of the Unit Offering from $2.00 to $1.50 per share and extend the termination date for sales of units in a concurrent Unit Offering being made in reliance upon Regulation S to April 14, 2006. The Company has issued to each holder an amount of shares (the "Adjustment Shares") necessary to decrease the per share purchase price of Common Stock acquired by such holder in the Unit Offering from $2.00 to $1.50. All Adjustment Shares will be eligible to be included in the Company's registration statement pursuant to the Registration Rights Agreement described below.

         On March 16, 2006, the Company and the Regulation D Investors, as parties to that certain Registration Rights Agreement dated January 19, 2006, have agreed to amend the terms of this agreement to reflect the decrease in the anti-dilution price to $1.50 described above and to extend the Company's deadline to file the registration statement required thereby to April 14, 2006. Under the revised agreement, the Company must use best efforts to have this registration statement declared effective by June 28, 2006. In addition, the amended Registration Rights Agreement now permits the Company to include additional shares of Common Stock under the registration statement, including shares potentially registrable through the exercise of outstanding piggyback registration rights, and to file other registration statements without the consent of the holders of the registrable securities.

         On March 16, 2006, the Company and each Regulation D Investor agreed to amend the terms of a Warrant issued as part of the units sold to such investor in the Unit Offering. These amendments decrease the exercise price of each Warrant from $3.00 to $2.50 and increase the number of shares exercisable under a holder's Warrant by an amount equal to 50% of the Adjustment Shares issued to such holder. The average closing price trigger for the Company's redemption right under each Warrant has also been reduced from $5.00 to $4.00.

         The Company intends to seek to make substantially similar modifications to the terms of the Securities Purchase Agreements, Registration Rights Agreements and Warrants in accordance with the terms thereof for other investors purchasing units in the Company's October 2005 and January 2006 Unit Offerings.

ITEM 3.02     RECENT SALES OF UNREGISTERED SECURITIES.

         On March 16, 2006, in connection with the amendments described in Item
 1.01 above, the Company issued in the aggregate 83,332 Adjustment Shares to the Regulation D Investors. In addition, the terms of the Warrant issued to each such investor has been amended to increase the aggregate number of shares of Common Stock that may be purchased under such Warrant by 20,833. The terms of the units sold to the Regulation D Investors have been amended as described in
 Item 1.01 above, which description is incorporated herein by reference in response to this Item 3.02.

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         The amendments to the securities described above were effected without registration under the Securities Act, in reliance upon the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act and Rule 506 promulgated thereunder. The exchanges of the Company's securities represented by the amendments described above were effected without remuneration or compensation to any person therefor. The Company believes that these transactions were also exempt from registration because the subject securities were sold to a limited group of persons, each of whom was believed to have been (i) either an accredited investor or a sophisticated investor at the time of the sale and had a pre-existing business or personal relationship with us, our management or the placement agent, and (ii) purchasing the securities for investment without a view to resale or further distribution. Restrictive legends stating that the securities may not be offered and sold in the United States absent registration under the Securities Act or an applicable exemption therefrom were placed on certificates evidencing the Common Stock and Warrants and/or agreements relating to the right to purchase the Units. We believe no form of general solicitation or general advertising was made in connection with the amendment of these securities.

         The Company intends to issue additional Adjustment Shares as described herein as other investors in the October 2005 and January 2006 Unit Offerings agree to modify the terms of their respective agreements in accordance with the terms thereof.

ITEM 3.03     MATERIAL MODIFICATION TO THE RIGHTS OF SECURITY HOLDERS.

          The information set forth in response to Items 1.01 and 3.02 above is incorporated herein by reference in response to this Item 3.03.










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SYNOVA HEALTHCARE GROUP, INC.



Date: March 22, 2006                          By: /s/ Stephen E. King
                                                  ------------------------------
                                                  Name:  Stephen E. King
                                                  Title: Chief Executive Officer